CORPORATE OFFICE
135 N. Pennsylvania Street
Suite 2800
Indianapolis, IN 46204
Telephone 317/269-1285

CORPORATE OFFICERS
Robert H. McKinney
Chairman

Marni McKinney
President and
Chief Executive Officer

Joseph M. Richter
Executive Vice President, Finance
and Treasurer

Robert S. Kaspar
Executive Vice President, Business Development

Kevin K. McKinney
Vice President

Sharon J. Sanford
Secretary


Somerset FINANCIAL SERVICES
Patrick J. Early
President

Robert S. Kaspar
Managing Director

Michael J. McCaslin
Managing Director

Robert C. Phillips
Managing Director

Steven J. Riddle
Managing Director


First Indiana Investor SERVICES
Donald P. Feldhaus
Vice President


First Indiana Bank

Robert H. McKinney
Chairman and Chief Executive Officer
of First Indiana Corporation and Chairman of the Bank

Marni McKinney
Vice Chairman of First Indiana Corporation and
Vice Chairman of the Bank

Owen B. Melton, Jr.
President and Chief Operating Officer
of the Corporation and President and
Chief Executive Officer of the Bank

David L. Gray
Internal Support Services Group
Senior Vice President and Treasurer

David A. Lindsey
Consumer Finance Group
Senior Vice President

Merrill E. Matlock
Commercial & Mortgage Banking Group
Senior Vice President

Timothy J. O'Neill
Correspondent Banking Services Group
Senior Vice President

Kenneth L. Turchi
Retail Banking, Marketing, & Strategic Planning Group
Senior Vice President


DIRECTORS

Robert H. McKinney
Chairman, The Somerset Group, Inc.;
Chairman & Chief Executive Officer,
First Indiana Corporation

Marni McKinney
President and Chief Executive Officer,
The Somerset Group, Inc.; Vice Chairman,
First Indiana Corporation

H. J. Baker
Chairman (emeritus)
BMW Constructors, Inc.

Patrick J. Early
President
Somerset Financial Services

William  L. Elder
Chairman (emeritus)
Southern Indiana Commerce
Corporation

Douglas W. Huemme
Chairman, President and
Chief Executive Officer,
Lilly Industries, Inc.

Malcolm Archibald Leslie
Private Investor

Gary L. Light
President
E.V.A. Investors, Inc.

Kevin K. McKinney
Vice President, The Somerset Group, Inc.;
Publisher, NUVO Newsweekly

Michael L. Smith
Chief Operating Officer and
Chief Financial Officer
American Health Network, Inc.